CONFORMED COPY

          VOTING AGREEMENT, dated as of January 10, 2000 (this "Agreement"), among America Online, Inc., a Delaware corporation ("America Online"), and the stockholders of Time Warner Inc., a Delaware corporation ("Time Warner"), that are parties hereto (each, a "Stockholder" and, collectively, the "Stockholders").

                             W I T N E S S E T H:

          WHEREAS, America Online and Time Warner are, concurrently with the execution and delivery of this Agreement, entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement;" capitalized terms used without definition herein having the meanings assigned to them in the Merger Agreement), pursuant to which Time Warner will engage in a business combination in a merger of equals with America Online (the "Time Warner Merger"); and

          WHEREAS, as of the date hereof, each Stockholder is the record and beneficial owner of the number of shares of common stock, par value $0.01 per share, of Time Warner ("Time Warner Common Stock"), as set forth on the signature page hereof beneath such Stockholder's name (with respect to each Stockholder, such Stockholder's "Existing Shares" and, together with any shares of Time Warner Common Stock or other voting capital stock of Time Warner acquired after the date hereof, whether upon the exercise of warrants, options, conversion of convertible securities or otherwise, such Stockholder's "Shares");

          NOW THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE I

                                    VOTING

          1.1 Agreement to Vote. Each Stockholder hereby agrees that it shall, and shall cause the holder of record on any applicable record date to, from time to time, at the request of America Online, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of stockholders of Time Warner, however called, or in connection with any written consent of the holders of Time Warner Common Stock, (a) if a meeting is held, appear at such meeting or otherwise cause the Shares to be counted as present thereat for purposes of establishing a quorum, and (b) vote or consent (or cause to be voted or consented), in person or by proxy, all Shares, and any other voting securities of Time Warner (whether acquired heretofore or hereafter) that are beneficially owned or held of record by such Stockholder or as to which such Stockholder has, directly or indirectly, the right to vote or direct the voting, in favor of the approval and adoption of the Merger Agreement, the Time Warner Merger and any action required in furtherance thereof.


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                                                                             2

          1.2 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in America Online any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Stockholders, and America Online shall have no authority to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of Time Warner or exercise any power or authority to direct the Stockholders in the voting of any of the Shares, except as otherwise provided herein, or in the performance of the Stockholders' duties or responsibilities as stockholders of Time Warner.

          1.3 No Inconsistent Agreements. Each Stockholder hereby covenants and agrees that, except as contemplated by this Agreement and the Merger Agreement, the Stockholder (a) has not entered, and shall not enter at any time while this Agreement remains in effect, into any voting agreement or voting trust with respect to the Shares and (b) has not granted, and shall not grant at any time while this Agreement remains in effect, a proxy or power of attorney with respect to the Shares, in either case, which is inconsistent with such Stockholder's obligations pursuant to this Agreement.

                                  ARTICLE II

              REPRESENTATIONS AND WARRANTIES OF EACH STOCKHOLDER

          Each Stockholder hereby, severally and not jointly, represents and warrants to America Online as follows:

          2.1 Authorization; Validity of Agreement; Necessary Action. Such Stockholder has full power and authority to execute and deliver this Agreement, to perform such Stockholder's obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by such Stockholder of this Agreement and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by such Stockholder and no other actions or proceedings on the part of such Stockholder are necessary to authorize the execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Stockholder, and, assuming this Agreement constitutes a valid and binding obligation of America Online, constitutes a valid and binding obligation of such Stockholder, enforceable against it in accordance with its terms.

          2.2 Shares. Such Stockholder's Existing Shares are, and all of its Shares from the date hereof through and on the Closing Date will be, owned beneficially and of record by such Stockholder (subject to any dispositions of Shares permitted by Section 3.1(a) hereof). As of the date hereof, such Stockholder's Existing Shares constitute all of the shares of Time Warner Common Stock owned of record or beneficially by such Stockholder. Such Stockholder has or will have sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in
Article I hereof, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Stockholder's Existing Shares and with respect to all of such Stockholder's Shares on the Closing Date, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws, the terms of this Agreement and the terms of the Loan Agreement (as defined below in Section 3.1(a)).

                                  ARTICLE III

                                OTHER COVENANTS

          3.1 Further Agreements of Stockholders.

          (a) Each Stockholder, severally and not jointly, hereby agrees, while this Agreement is in effect, and except as contemplated hereby, not to sell, transfer, pledge, encumber, assign or otherwise dispose of (collectively, a "Transfer") or enforce or permit the execution of the provisions of any redemption, share purchase or sale, recapitalization or other agreement with Time Warner or enter into any contract, option or other arrangement or understanding with respect to the offer for sale, sale, transfer, pledge, encumbrance, assignment or other disposition of, any of its Existing Shares, any Shares acquired after the date hereof, any securities exercisable for or convertible into Time Warner Common Stock, any other capital stock of Time Warner or any interest in any of the foregoing with any Person, except to a Person who agrees in writing, in an instrument reasonably acceptable to America Online, to be bound by this Agreement as a Stockholder and be subject to Section 1.1; provided, however, that the Stockholders collectively may Transfer an aggregate of up to five percent of the Existing Shares held of record by the Stockholders collectively as of the date hereof without compliance with this Section 3.1(a); and provided further that the restrictions contained in this Section 3.1(a) do not apply to Existing Shares now pledged by Stockholders to Merrill Lynch International Bank Limited (the "Bank") to secure a revolving credit facility to R.E. Turner pursuant to that certain Loan and Collateral Account Agreement dated April 4, 1996, as amended, between the Bank and R.E. Turner (the "Loan Agreement").

          (b) In the event of a stock dividend or distribution, or any change in Time Warner Common Stock by reason of any stock dividend or distribution, or any change in Time Warner Common Stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the term "Shares" shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any securities into which or for which any or all of the Shares may be changed or exchanged or which are received in such transaction.

          (c) Each Stockholder covenants and agrees with the other Stockholders and for the benefit of Time Warner (which shall be a third party beneficiary of this Section 3.1(c)) to comply with and perform all its obligations under this Agreement.


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                                                                             4

                                  ARTICLE IV

                                 MISCELLANEOUS

          4.1 Termination. This Agreement shall terminate and no party shall have any rights or duties hereunder upon the earlier of (a) the Effective Time or (b) termination of the Merger Agreement pursuant to Section 8.1 thereof. Nothing in this Section 4.1 shall relieve or otherwise limit any party of liability for breach of this Agreement.

          4.2 Further Assurances. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate the transactions contemplated by this Agreement.

          4.3 Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or by telecopy or telefacsimile, upon confirmation of receipt, (b) on the first Business Day following the date of dispatch if delivered by a recognized next-day courier service, or (c) on the tenth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

               (a) if to America Online to:

                   22000 AOL Way
                   Dulles, Virginia 20166
                   Fax:  (703) 265-1495
                   Attention:  Paul T. Cappuccio,
                               Senior Vice President and General Counsel

                   with a copy to:

                   Simpson Thacher & Bartlett
                   425 Lexington Avenue
                   New York, New York  10017
                   Fax: (212) 455-2502
                   Attention:  Richard I. Beattie, Esq.

               (b) if to a Stockholder, as provided on the signature page hereof.

          4.4 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that both parties need not sign the same counterpart.


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                                                                             5

          4.5 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware (without giving effect to choice of law principles thereof).

          4.6 Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

          4.7 Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled at law or in equity.

               [Remainder of this page intentionally left blank]

          IN WITNESS WHEREOF, America Online and each of the Stockholders have caused this Agreement to be signed by their respective officers or other authorized person thereunto duly authorized as of the date first written above.

                                     AMERICA ONLINE, INC.

                                     By: /s/  Stephen M. Case
                                         -----------------------------
                                         Name:  Stephen M. Case
                                         Title: Chairman & Chief
                                                Executive Officer

                                         /s/  R.E. Turner, III
                                         -----------------------------
                                         R.E. Turner,  III

                                         Number of Existing Shares: 95,843,076

                                     Notices
                                     -------
                                     Address:  One CNN Center
                                               Box 105366
                                               Atlanta, GA 30348-5366
                                     Fax:  (404) 827-3000
                                     Attention:  R.E. Turner, III

                                     TURNER PARTNERS, L.P.

                                     By: /s/  R.E. Turner, III
                                         -----------------------------
                                         Name:  R.E. Turner, III
                                         Title: General Partner

                                         Number of Existing Shares: 6,028,896

                                     Notices
                                     -------
                                     Address:  One CNN Center
                                               Box 105366
                                               Atlanta, GA 30348-5366
                                     Fax:  (404) 827-3000
                                     Attention:  R.E. Turner, III

                                     ROBERT E. TURNER CHARITABLE
                                     REMAINDER UNITRUST NO. 2

                                     By: /s/  R.E. Turner, III
                                         -----------------------------
                                         Name:  R.E. Turner, III
                                         Title: Trustee

                                         Number of Existing Shares: 2,600,998

                                     Notices
                                     -------
                                     Address:  One CNN Center
                                               Box 105366
                                               Atlanta, GA 30348-5366
                                     Fax:  (404) 827-3000
                                     Attention:  R.E. Turner, III


                                     TURNER OUTDOOR, INC.

                                     By: /s/  R.E. Turner, III
                                         -----------------------------
                                         Name:  R.E. Turner, III
                                         Title: President

                                         Number of Existing Shares: 579,884

                                     Notices
                                     --------
                                     Address:  One CNN Center
                                               Box 105366
                                               Atlanta, GA 30348-5366
                                     Fax:  (404) 827-3000
                                     Attention:  R.E. Turner, III